UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (date of earliest event reported): November 28, 2011
Western Liberty Bancorp
(Exact name of registrant specified in its charter)

Delaware	001-33803	26-0469120

(State or other jurisdiction of incorporation)	(Commission	(IRS Employer Identification No.)
File Number)

8363 W. Sunset Rd., Suite 350, Las Vegas, Nevada	89113

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (702) 966-7400
[not applicable]
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
     (b) On November 28, 2011 Chief Financial Officer George A. Rosenbaum Jr. informed the company that he is resigning as Chief Financial Officer of Western Liberty Bancorp and as Executive Vice President of its subsidiary bank, Service1st Bank of Nevada, in order to become the Chief Executive Officer of an independent community bank located elsewhere in the Southwest. Mr. Rosenbaum’s resignation becomes effective on December 23, 2011. Ms. Patricia A. Ochal, who serves as a Vice President of Western Liberty Bancorp and as Chief Financial Officer of the subsidiary bank, will act as interim Chief Financial Officer of Western Liberty Bancorp. A press release concerning this change in management is attached as Exhibit 99.1 to this Current Report on Form 8-K.
Item 9.01(d) Exhibits

Exhibit No.	Description of Exhibit
99.1	press release
Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Western Liberty Bancorp
Date: December 1, 2011	/s/ George A. Rosenbaum, Jr.
George A. Rosenbaum, Jr.
Chief Financial Officer

EXHIBIT INDEX

EXHIBIT
NUMBER	DESCRIPTION
99.1	press release